                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 14, 1997

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



    British Columbia, Canada            0-18429                 98-0121376
-------------------------------  ------------------------     -------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)


             4126 Norland Avenue, Burnaby, British Columbia V5G 3S8
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               (Address of principal executive offices) (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                   --------------------------

                                       N/A
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          (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3
                                                                     Page 1 of 4

ITEM 5.  OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit No. Description

         Exhibit 99  The Loewen Group Inc. Press Release dated November 14, 1997


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 1997

                               THE LOEWEN GROUP INC.



                               By:  /s/ Peter S. Hyndman
                                  ----------------------------------------
                               Name:  Peter S. Hyndman
                               Title:   Corporate Secretary

                                  EXHIBIT INDEX


                                                                                Sequential
Number         Exhibit                                                          Page Number
------         -------                                                          -----------

99             The Loewen Group Inc.                                              4
               Press Release dated November 14, 1997